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                                                                    EXHIBIT 23.1







INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 33-95704, No. 33-79960, and No. 333-41639 of Department 56, Inc. and
subsidiaries on Form S-8 of our reports dated February 12, 1998, appearing in and incorporated by reference in this Annual Report on Form 10-K of Department 56, Inc. and subsidiaries for the year ended January 3, 1998.


Deloitte & Touche LLP

Minneapolis, Minnesota
March 30, 1998